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                                                                   EXHIBIT 10.03


                          CORAM HEALTHCARE CORPORATION
                      1125 Seventeenth Street, Suite 2100
                             Denver, Colorado 80202
                            Telephone (303) 292-4973
                            Facsimile (303) 298-0043

VIA Fax

Cerberus Partners, L.P.                 Foothill Capital Corporation
450 Park Avenue                         11111 Santa Monica Blvd., Suite 1500
Twenty Eighth Floor                     Los Angeles, California 90025
New York, New York 10022                Attention: Ed Stearns
Attention: Steven Feinberg              Fax: (310) 479-0461
Fax (212) 421-2947

Goldman Sachs Credit Partners L.P.
c/o Goldman Sachs and Company
85 Broad Street, Sixth Floor
New York, New York 10004
Attention: Jim Halka
Fax: (212) 357-4597

Re: Request for Deferral of Interest Payment Under the Series B Convertible Subordinated Notes due 2008 (the "Series B Notes") and the related Securities Exchange Agreement, dated May 6, 1998, by and between Coram, Inc., Coram Healthcare Corporation, Cerberus Partners, L.P., Goldman Sachs Credit Partners, L.P. and Foothill Capital Corporation, as amended (the "Security Exchange Agreement")

Ladies and Gentlemen:

     We write on behalf of our subsidiary Coram, Inc. ("Company") to request
(i) a deferral of the interest payment due under the Company's Series B Notes due on July 15, 1998 until the earlier of (x) the completion and funding of the Senior Loan Agreement, or (y) August 15, 1998, whichever is sooner. Interest will accrue on this deferred amount from July 15, 1998 through the date of payment at the 8% interest rate of the Series B Notes and (ii) a waiver of any default or event of default under the Securities Exchange Agreement or the Series B Notes in respect thereof.
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Request for Deferral of Interest Payment
July 9, 1998
Page 2

     Please confirm your agreement to the foregoing by executing this letter in the space provided below and returning it to us by fax and by mail.

     All terms appearing in this letter with initial capitalization and not otherwise defined herein shall have the meanings set forth in the Securities Exchange Agreement.

                                             Respectfully,

                                             CORAM HEALTHCARE CORPORATION


                                             By:
                                                -------------------------
                                                  Wendy L. Simpson
                                                  Chief Financial Officer


Accepted and agreed as of the 15th day of July, 1998.

CERBERUS PARTNERS, L.P.


By:
   -------------------------
     Name:
     Title:



GOLDMAN SACHS CREDIT PARTNERS L.P.


By:
   -------------------------
     Name:
     Title:



FOOTHILL CAPITAL CORPORATION


By:
   -------------------------
     Name:
     Title:
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Request for Deferral of Interest Payment
July 9, 1998
Page 3


cc:  Ted Waksman, Esquire
     Weil, Gotshal and Manges, L.P.
     767 Fifth Avenue
     New York, New York 10153
     Fax: (212) 310-8007

     Craig S. Seligman